UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2011

Procera Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-33691	33-0974674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100-C Cooper Court, Los Gatos, CA (Address of Principal Executive Offices)		95032 (Zip Code)

Registrant’s telephone number, including area code: (408) 890-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2011, the Compensation Committee of the Board of Directors of Procera Networks, Inc. authorized bonuses based on certain of the Company’s 2010 financial targets, as previously approved by the Board of Directors, of $68,304 to James Brear, President and Chief Executive Officer, and of $41,677 to Charles Constanti, Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2011	Procera Networks, Inc.
(Registrant)

	By:	/s/ Charles Constanti Charles Constanti Chief Financial Officer and Principal Accounting Officer